UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) March 8, 2005 (March 8, 2005)

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                          MISSION RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    000-09498                  76-0437769
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                1331 Lamar, Suite 1455, Houston, Texas 77010-3039
                    (Address of principal executive offices)


                                 (713) 495-3000
               Registrant's telephone number, including area code


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

     On March 8, 2005, Mission Resources Corporation (the "Company") announced that William R. Picquet is expected to join the Company as its Senior Vice President - Operations & Engineering, effective March 16, 2005. He is expected to be responsible for managing all operations of the Company and for the evaluation, development and implementation of the Company's drilling program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

     None

(b)  Pro forma financial information.

     None

(c)  Exhibits.

     99.1 Press Release

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MISSION RESOURCES CORPORATION

Date: March 8, 2005                                     /s/ Ann Kaesermann
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                                                          Ann Kaesermann
                                                   Vice President Accounting and
                                                   Investor Relations, CAO